Exhibit 10.17D
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
[AEP Letterhead]
Oxford Mining Company, Inc.
c/o Eagle Fuels
330 Oak Park,
P.O. Box 291
Cadiz, OH 43907
Attention: Charles Ungurean
December 5, 2006
Re:	Coal Supply Agreement No. 10-62-04-900, dated as of May 21, 2004, as amended, between American Electric Power Service Corporation, as agent for Columbus Southern Power Company (“Buyer”), and
Oxford Mining Company, Inc. (“Seller”)

Amendment No. 2006-3
Gentlemen:
Reference is made to the above referenced Coal Supply Agreement, as amended, (the “Agreement”) under which Seller is supplying coal to Buyer.
Buyer and Seller hereby agree to amend the Agreement effective as of January 1, 2006 as follows:
1)	The following definitions shall be added to Definitions:

“Accrued Value” means the total of:

(a) for the period July [ * ], through December [ * ] and for each six calendar month period thereafter through December [ * ], (i) the difference between the Contract Price as of July [ * ], (the “July [ * ] Contract Price”) and the adjusted Contract Price as set forth under Article V, if accepted by Seller (the “Adjusted Contract Price”) for Specification A Coal (the “Specification A Differential”), multiplied the number of tons of Specification A Coal delivered, plus (ii) the difference between the July [ * ] Contract Price and the Adjusted Contract Price for Specification B Coal, if accepted by Seller (the “Specification B Differential”), for such period, multiplied by the number of tons of Specification B Coal delivered for such period if Seller elects to accept the Adjusted Contract Price. If Seller does not elect to accept the Adjusted Contract Price for any Half-Year, no Accrued Value shall apply.

Oxford Mining Company, Inc.
Amendment No. 2006-3

“Accrued Value Plus Interest” shall be the Accrued Value plus interest (calculated monthly at the five year Treasury Note rate as published on the last day of each month in the Wall Street Journal plus [*] multiplied by the number of tons received during such month) from July [*], until the date that the Accrued Value Plus Interest is paid by Seller, in the event the Parties fail to agree upon a Negotiated Price for deliveries that would have otherwise commenced on [*], or until Buyer receives the applicable tonnage at the Negotiated Price less Accrued Value Plus Interest. The Parties agree to meet on an annual basis to compare and determine value of the Accrued Value.

“Accrued Value Plus Interest $ Per Ton” shall mean the Accrued Value Plus Interest divided by the Contract Quantity to be delivered pursuant to the Agreement during the Election Period.

2)	Article I, Term and Delivery Period, shall be deleted in its entirety and replaced with the following in lieu thereof:

The term of this Agreement (the “Term,” also referenced herein as the “Delivery Period”) shall commence on the Effective Date, and shall remain in effect until [*], except as provided elsewhere in this Agreement.

3)	Section 2.1 of Article II, Obligations and Deliveries, shall be deleted and restated as set forth herein:

Section 2.1 Contract Quantity. During the Delivery Period, Seller agrees to sell and deliver to the Buyer and Buyer agrees to purchase and accept from Seller, FOB truck or railcar (as applicable) at the Designated Delivery Point, the quantity of Coal set forth herein.

Contract [ * ]	Contract Quantity	Specification A Tons	Specification B Tons
[*] — [*]	[*] per [*]	[*]	(see below)
[*] — [*]	[*] per [*]	[*]	(see below)
[*]01[*]	[*] per [*]*	[*]	(see below)
[*] — [*]	[*] per [*]*	(see below)	(see below)

*	Buyer shall have the right (the “Contract Option Right”) to elect to increase the Contract Quantity from [*] Tons per [*] to [*] Tons per [*] for the period from [*], through [*], by providing written notice of such election to Seller no later than March [*].
Such tonnage shall be delivered ratably during each month of each Contract [*].

Buyer and Seller agree that the projected tonnage shortfall through [*] will be approximately [*] Tons of Coal. Buyer and Seller further agree that Buyer shall have the right but not the obligation to have such shortfall shipped at the rate of [*] Tons per month during any months through the Term of this Agreement by providing Seller thirty (30) days prior notice of such election. The Contract Price to be paid for such Coal shall be the Contract Price in effect when the shipment is made.

For the Delivery Period from [*], through [*], Seller shall deliver, and Buyer shall accept, no less than [*] Tons per Contract [*] of Specification A Coal.
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Oxford Mining Company, Inc.
Amendment No. 2006-3

The remaining coal to be delivered to Buyer shall consist of Specification B Coal. At any time upon thirty (30) days prior written notice to Seller during such Delivery Period, Buyer may elect to receive more than [*] Tons of Specification A Coal during any Contract [*], provided that the total Tons of Specification A and Specification B Coal shall equal the Contract Quantity, which Quantity may be increased at Buyer’s option, as provided below.

For the Delivery Periods on or after [*], Buyer shall have the option to elect any percentage of the Contract Quantity to be delivered as Specification A or Specification B Coal with at least thirty (30) days prior notice to Seller, provided that the total Tons of Specification A and Specification B Coal shall equal the Contract Quantity, which Quantity may be increased at Buyer’s option, as provided below.

Prior to Seller selling any washed Coal to a third party from a preparation plant that commences operation after [*], Buyer shall have the right of first refusal on the first [*] tons of washed Coal processed during any Contract [*] from such preparation plant at the price Seller would otherwise sell to a third party. Should Buyer elect to purchase the washed Coal, Seller’s tonnage obligation under this Agreement shall be reduced by the amount of washed Coal that Seller delivers to Buyer. Such washed Coal shall meet the Specification C quality specifications as set forth on Schedule 3.1-A.

During each Contract [*] through Contract [*], Buyer shall have the right to increase the Contract Quantity by [*] Tons per half-year, and during Contract [*] through [*], Buyer shall have the right to increase the Contract Quantity by [*] Tons ([*] Tons, if Buyer exercises its Contract Option Right) per half-year (January through June or July through December) (hereinafter the “Half-Year Quantity Option”) by notifying Seller of its election to take such Half-Year Quantity Option at least ninety (90) days prior to the beginning of the applicable Half-Year period.

Additionally, Buyer shall have the right at any time, and from time to time, to increase its monthly quantity obligation for Specification A and/or Specification B Coal by up to [*] Tons (hereinafter the “Monthly Quantity Option”), and thus the Contract Quantity, at any time up to thirty (30) days prior to the beginning of the applicable delivery month. Such election shall remain in effect until such time as Buyer again gives at least thirty (30) days prior notice of a subsequent election to reduce the monthly quantity obligation to the minimum monthly quantity obligation.

Each such election shall be referred to as an “Option” for Coal produced from reserves of Coal dedicated to this Agreement in Schedule 3.1-B hereof.

4)	The Article V, Contract Price, shall be deleted in its entirety and replaced with the following:

(a) The Contract Price shall be as follows:

	For the first [*] tons per [*]		For tons in excess of [*] tons per [*]
	Contract Price		Contract Price
	FOB Plant		FOB Plant
	Specification A	Specification B	Specification A	Specification B
[*] — [*]	[*] per ton	[*] per ton	[*] per ton	[*] per ton
[*] — [*]	[*] Contract Price plus	[*] per ton	[*] Contract Price plus	[*] per ton
[*] — [*]	[*] Contract Price plus	[*] per ton	[*] Contract Price plus	[*] per ton
[*] — [*]	[*] Contract Price plus	[*] per ton	[*] Contract Price plus	[*] per ton
[*] — [*]	[*] Contract Price plus	[*] per ton	[*] Contract Price plus	[*] per ton
[*] — [*]	[*] /Ton	[*] /Ton	[*] /Ton	[*] /Ton
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Oxford Mining Company, Inc.
Amendment No. 2006-3

	Contract Price		Contract Price
	FOB Rail Rehobeth		FOB Rail Rehobeth
	Specification A	Specification B	Specification A	Specification B
[*] — [*]	[*] per ton	[*] per ton	[*] per ton	[*] per ton
[*] — [*]	[*] Contract Price plus	[*] per ton	[*] Contract Price plus	[*] per ton
[*] — [*]	[*] Contract Price plus	[*] per ton	[*] Contract Price plus	[*] per ton
[*] — [*]	[*] Contract Price plus	[*] per ton	[*] Contract Price plus	[*] per ton
[*] — [*]	[*] Contract Price plus	[*] per ton	[*] Contract Price plus	[*] per ton
[*] — [*]	[*] per ton	[*] per ton	[*] per ton	[*] per ton

	Contract Price		Contract Price
	FOB Rail Cadiz		FOB Rail Cadiz
	Specification A	Specification B	Specification A	Specification B
[*] — [*]	[*] per ton	[*] per ton	[*] per ton	[*] per ton
[*] — [*]	[*] Contract Price plus	[*] per ton	[*] Contract Price plus	[*] per ton
[*] — [*]	[*] Contract Price plus	[*] per ton	[*] Contract Price plus	[*] per ton
[*] — [*]	[*] Contract Price plus	[*] per ton	[*] Contract Price plus	[*] per ton
[*] — [*]	[*] Contract Price plus	[*] per ton	[*] Contract Price plus	[*] per ton
[*] — [*]	[*] per ton	[*] per ton	[*] per ton	[*] per ton
(b) The Labor and Supplies Components (Labor shall be deemed to be inclusive of all benefits and related taxes) shall be adjusted effective [*] and [*] of [*] commencing July [*]. At such dates the average of the values of each of the respective indices correlative thereto (as set forth below) for the third, fourth, and fifth preceding months of such dates (i.e., August, September, and October for the January calculation) shall be compared to the average of the values of each of such respective indices for the ninth, tenth, and eleventh preceding months of such dates, and [*] of the respective percentage change (carried out four decimal places, e.g., 6.124% shall be 0.0612) in each of such average index values shall be multiplied by the last previously effective Component or Subcomponent amount of the Contract Price correlative thereto. The amounts per Ton of increase or decrease so obtained shall be added to or subtracted from, as the case may be, the last previously effective amount of such respective Component or Subcomponent, and the resulting amounts per Ton shall become the then effective amounts per Ton for such Components and Subcomponents. The resulting total of such Components and Subcomponents, on a per ton basis and after adjustments pursuant to this Article V, paragraph (b) shall be the Adjusted Contract Price. Seller shall have the right but not the obligation to elect to accept the Adjusted Contract Prices for each Contract Half-Year, in lieu of accepting the Contract Price. Should Seller elect to accept the Adjusted Contract Prices such Adjusted Contract Price shall be applicable to any Coal taken into account on and after the effective date of any such adjustment and shall remain in effect until the Contract Prices are again adjusted and/or elected pursuant to this Article.
(i)	The indices utilized in calculations made pursuant to this Article shall be the indices as they are first published. In the event that the current base or any index referred to in this Article is converted to a new base, then conversion tables published by the U.S. Department of Labor, Bureau of Labor Statistics, or the U.S. Department of Commerce, as the case may be, shall be used in recomputing the level of any such index. Should publication of any index be discontinued, an index, which is as nearly as practicably equivalent, shall be substituted by mutual agreement of the parties hereto.
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Oxford Mining Company, Inc.
Amendment No. 2006-3

(ii)	In the event that supervening events or circumstances shall render inapplicable any of the methods set forth in this Article for computing price adjustments hereunder, the parties hereto shall meet promptly to consider and agree upon new and revised methods appropriate to the circumstances then prevailing.

(iii)	Seller and Buyer shall keep accurate up-to-date records and books of account showing all costs, payments, price revisions, credits, debits, weights, analyses, and all other data required of each of them for the purpose of administering this Agreement.

Each time the price is revised in accordance with this Article, Seller shall furnish to Buyer a detailed statement (a “claim”) showing Seller’s calculations of the price which should then be in effect under the provisions of this Agreement and whether Seller is electing the Adjusted Contract Prices as set forth in (b) above.

Buyer shall make a preliminary review of the claim within a reasonable amount of time. Upon completion of Buyer’s preliminary review, Buyer may submit to Seller a letter explaining the differences, if any, in the price as shown on the claim and the price as determined by Buyer’s preliminary review. Buyer shall then submit a letter agreement to Seller for its countersignature to establish a tentative price adjustment The price adjustment as agreed to in the fully executed letter agreement, either a debit or credit, shall be processed using Buyer’s normal payment procedures and, if necessary, a tentative retroactive adjustment shall be made by payment to the party to whom such tentative adjustment is due.

From time to time, representatives of Buyer shall audit Seller’s claim(s) and recommend final price adjustments associated with such claim(s). Thereafter, Buyer shall submit a letter agreement to Seller for its countersignature to establish a final price adjustment. The price adjustment as agreed to in the fully executed letter agreement, either a debit or credit, shall be processed using Buyer’s normal payment procedures and, if necessary, a final retroactive adjustment shall be made by payment to the party to whom such final adjustment is due.

(iiii)	Buyer and its designated representatives and/or agents including but not limited to its auditors, engineers, and geologists, shall at reasonable times, have access to the mine(s) producing coal under this Agreement, to all support facilities, and to all records pertaining to the coal reserves covered by this Agreement; to the production and cost of production records of coal produced at the production sources specified on Schedule 3.1-B; to all records related to the operation, maintenance, calibration, and testing (including bias testing) of the scales and/or samplers; and to all records pertaining to the costs of transportation hereunder (such access to such cost records shall be only as required for purposes of administering this Agreement).
The amount of the respective Contract Prices effective as of July [*] allocated to each Component and Subcomponent thereof, and the index or method to be used for the adjustment of each such Component and Subcomponent, beginning July [*] are as follows:
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Oxford Mining Company, Inc.
Amendment No. 2006-3

“SPECIFICATION A FOB PLANT”

Initial Amount
Per Ton of
Component	Subcomponent	Contract Price	Index-Method
1. Labor	(a)	[*]	CEU1021210006 Average Hourly Earnings Coal Mining published by the Bureau of Labor Statistics

	(b)	[*]	CWUROOOOSAM CPI-W Medical Care Index

2. Supplies	(a)	[*]	Petroleum Products, Refined Code WPU057
	(b)	[*]	Explosives WPU067902
	(c)	[*]	PPI-Industrial Commodities WPUO3THRU15
	(d)	[*]	Construction Machinery & Equipment WPU112

3. Per Ton Assessments			Shall be adjusted if change in law affecting Fee or Tax

	(a) Federal Reclamation Fee	0.350
	(b) Federal Black Lung Excise Tax	0.550
	(c) Ohio Severance Tax	0.090

JULY 1, 2006 CONTRACT PRICE		[*]

“SPECIFICATION B FOB PLANT”

Initial Amount
Per Ton of
Component	Subcomponent	Contract Price	Index-Method
1. Labor	(a)	[*]	CEU1021210006 Average Hourly Earnings Coal Mining published by the Bureau of Labor Statistics

	(b)	[*]	CWUROOOOSAM CPI-W Medical Care Index

2. Supplies	(a)	[*]	Petroleum Products, Refined Code WPU057
	(b)	[*]	Explosives WPU067902
	(c)	[*]	PPI-Industrial Commodities WPUO3THRU15
	(d)	[*]	Construction Machinery & Equipment WPU112

3. Per Ton Assessments			Shall be adjusted if change in law affecting Fee or Tax

	(a) Federal Reclamation Fee	0.350
	(b) Federal Black Lung Excise Tax	0.550
	(c) Ohio Severance Tax	0.090

JULY 1, 2006 CONTRACT PRICE		[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Oxford Mining Company, Inc.
Amendment No. 2006-3

“SPECIFICATION A FOB REHOBETH RAIL”

Initial Amount
Per Ton of
Component	Subcomponent	Contract Price	Index-Method
1. Labor	(a)	[*]	CEU1021210006 Average Hourly Earnings Coal Mining published by the Bureau of Labor Statistics

	(b)	[*]	CWUROOOOSAM CPI-W Medical Care Index

2. Supplies	(a)	[*]	Petroleum Products, Refined Code WPU057
	(b)	[*]	Explosives WPU067902
	(c)	[*]	PPI-Industrial Commodities WPUO3THRU15
	(d)	[*]	Construction Machinery & Equipment WPU112

3. Per Ton Assessments			Shall be adjusted if change in law affecting Fee or Tax

	(a) Federal Reclamation Fee	0.350
	(b) Federal Black Lung Excise Tax	0.550
	(c) Ohio Severance Tax	0.090

JULY 1, 2006 CONTRACT PRICE		[*]

“SPECIFICATION B FOB REHOBETH RAIL”

Initial Amount
Per Ton of
Component	Subcomponent	Contract Price	Index-Method
1. Labor	(a)	[*]	CEU1021210006 Average Hourly Earnings Coal Mining published by the Bureau of Labor Statistics

	(b)	[*]	CWUROOOOSAM CPI-W Medical Care Index

2. Supplies	(a)	[*]	Petroleum Products, Refined Code WPU057
	(b)	[*]	Explosives WPU067902
	(c)	[*]	PPI-Industrial Commodities WPUO3THRU15
	(d)	[*]	Construction Machinery & Equipment WPU112

3. Per Ton Assessments			Shall be adjusted if change in law affecting Fee or Tax

	(a) Federal Reclamation Fee	0.350
	(b) Federal Black Lung Excise Tax	0.550
	(c) Ohio Severance Tax	0.090

JULY 1, 2006 CONTRACT PRICE		[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Oxford Mining Company, Inc.
Amendment No. 2006-3

“SPECIFICATION A FOB CADIZ”

Initial Amount
Per Ton of
Component	Subcomponent	Contract Price	Index-Method
1. Labor	(a)	[*]	CEU1021210006 Average Hourly Earnings Coal Mining published by the Bureau of Labor Statistics

	(b)	[*]	CWUROOOOSAM CPI-W Medical Care Index

2. Supplies	(a)	[*]	Petroleum Products, Refined Code WPU057
	(b)	[*]	Explosives WPU067902
	(c)	[*]	PPI-Industrial Commodities WPUO3THRU15
	(d)	[*]	Construction Machinery & Equipment WPU112

3. Per Ton Assessments			Shall be adjusted if change in law affecting Fee or Tax

	(a) Federal Reclamation Fee	0.350
	(b) Federal Black Lung Excise Tax	0.550
	(c) Ohio Severance Tax	0.090

JULY 1, 2006 CONTRACT PRICE		[*]

“SPECIFICATION A FOB CADIZ

Initial Amount
Per Ton of
Component	Subcomponent	Contract Price	Index-Method
1. Labor	(a)	[*]	CEU1021210006 Average Hourly Earnings Coal Mining published by the Bureau of Labor Statistics

	(b)	[*]	CWUROOOOSAM CPI-W Medical Care Index

2. Supplies	(a)	[*]	Petroleum Products, Refined Code WPU057
	(b)	[*]	Explosives WPU067902
	(c)	[*]	PPI-Industrial Commodities WPUO3THRU15
	(d)	[*]	Construction Machinery & Equipment WPU112

3. Per Ton Assessments			Shall be adjusted if change in law affecting Fee or Tax

	(a) Federal Reclamation Fee	0.350
	(b) Federal Black Lung Excise Tax	0.550
	(c) Ohio Severance Tax	0.090

JULY 1, 2006 CONTRACT PRICE		[*]

The Parties shall negotiate, in good faith, commencing no later than [ * ], on the Negotiated Prices for [*] tons per [*] and [*] tons per [*] as set forth in Article II, Section 2.1 to be applicable to the Specification A and Specification B Coal to be delivered under this Agreement during the period from [ * ], through [ * ]. If the Parties agree on such Negotiated Prices, then such
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Oxford Mining Company, Inc.
Amendment No. 2006-3

Negotiated Prices, as adjusted pursuant to this Amendment, shall be in effect during such period. If, prior to March [*], the Parties are unable to reach agreement on the Negotiated Prices to be effective during such period, then not later than the first day of each month during the period from [*] through [*], Seller shall pay to Buyer [*] of the sum of Accrued Value Plus Interest. Except for such payment obligation, provided that Buyer and Seller have complied with this Agreement, then this Agreement shall terminate as of [*], without any further obligation of either Party.
5)	Item (b)(i) and (c)(i) on Schedule 7.2, Quality Adjustments, shall be deleted in their entirety and replaced with the following in lieu thereof once FGD technology has been installed on Conesville Unit 4:

(b)(i) For Specifications A and C only, if the weighted average Half-Month SO2 content tested is greater than the SO2 Contracted Half-Month Weighted Average Specification, the Contract Price for Coal will be reduced by an amount determined in accordance with the following formula:

((Actual lbs. SO2/mmbtu — Contracted lbs. SO2/mmbtu)* Actual Btu/lb. * E * ([*] — FGD Scrubber Efficiency Design Basis))
[*]
                         +
((Actual lbs. SO2/mmbtu — Contracted lbs. SO2/mmbtu)* Contract Price * [*] * FGD Scrubber Efficiency Design Basis)

(c)(i) For Specifications A and C only, if the weighted average Half-Month SO2 content tested is less than the SO2 Contracted Half-Month Weighted Average Specification, the Contract Price for Coal will be increased by an amount determined in accordance with the following formula:

[((Contracted lbs. SO2/mmbtu — Actual lbs. SO2/mmbtu)* Actual Btu/lb. * E * ([*] — FGD Scrubber Efficiency Design Basis))
[*]
                         +
((Contracted lbs. SO2/mmbtu — Actual lbs. SO2/mmbtu)* Contract Price * [*] * FGD Scrubber Efficiency Design Basis)]* [*]
E = the SO2 Monthly Price (or if not published, the average of the SO2 Daily Prices for the applicable calendar month of delivery) of allowances expressed in dollars per ton of SO2 in the table entitled “AIR Daily Emission Allowance Indices” published in AIR Daily, or its successor publication, for such calendar month of delivery as first published following such month.
“FGD Scrubber Efficiency Design Basis” shall mean the efficiency of the scrubber to be installed at Conesville Unit 4, as determined by the design manufacturer of the scrubber as provided by AEPSC Engineering (currently projected to be at least [*]% efficient).
Provided that the increase set forth in this section shall be limited to no more than [*] lbs. S02/mmbtu greater than the Contracted lbs. S02/mmbtu as set forth in the Agreement.
6)	The Ash specification for Specification B reflected in Schedule 3.1-A, Quality Specifications shall be amended to state as follows:

	Contracted	Half-Month (A)*	Applicable Lot (B)*
Specification B	Half-Month	Suspension Limit	Suspension Limit (D)*
Ash (%)	[*]	[*] maximum	[*] maximum
(B) = the analysis result of the sample (or composite of samples, if more than one) representing each day’s unloading of Coal, or, at Buyer’s election, a composite of two or more such days unloadings (a day’s unloading shall mean all Coal unloaded on a given day between the hours of 12:01 a.m. to 12:00 a.m.). Further, Seller agrees to use its best efforts to have each truck’s delivery of Specification B Coal meet the Ash Applicable Lot Suspension Limit.
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Oxford Mining Company, Inc.
Amendment No. 2006-3

Except as amended herein, all other provisions of the Agreement shall remain in full force and effect.
If you are in agreement with the foregoing, kindly indicate your acceptance thereof by signing the enclosed duplicate of this letter in the space provided and by returning it to this office.
Very truly yours,

	Acceptance Date:	12/20/2006

/s/ Charles E Zebula
Charles E Zebula	Oxford Mining Company, Inc.
AMERICAN ELECTRIC POWER
SERVICE CORPORATION, as Agent for	By:	/s/ Charles C. Ungurean

Columbus Southern Power Company	Title:	President

xc: W. E. Spiker — Eagle Fuels, Inc.	.
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.